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                                                                    Exhibit 10

                                   AVNET, INC.

                             1997 STOCK OPTION PLAN
                 (as Amended and Restated on January 29, 1999)

                                    ARTICLE I

                               PURPOSE OF THE PLAN

      The 1997 Stock Option Plan (the "Plan") is intended to advance the interests of the Company by assisting Avnet and its Subsidiaries in attracting high caliber persons to serve as Eligible Employees and Non-Employee Directors, and in inducing such persons to remain as Eligible Employees and Non-Employee Directors, by virtue of the additional incentive to promote the Company's success which results from the possession of options to purchase shares of Avnet's Common Stock.

                                   ARTICLE II

                                   DEFINITIONS

      The following words and phrases used herein shall, unless the context otherwise indicates, have the following meanings:

      1. "Avnet" shall mean Avnet, Inc.

      2. "Board of Directors" and "Director" shall mean, respectively, the Board of Directors of Avnet and any member thereof.

      3. "Committee" shall mean a committee charged with administering this Plan, which Committee shall be appointed by the Board of Directors, shall consist of three or more Non-Employee Directors, none of whom is eligible to be granted Options or Stock Appreciation Rights by the Committee under this Plan, shall have authority to grant Options and Stock Appreciation Rights hereunder to Eligible Employees on such terms and subject to such conditions (not inconsistent with the terms of this Plan) as such Committee shall determine, and shall have full authority to construe this Plan, to prescribe and amend rules and regulations relating hereto, and to make all other determinations in the administration hereof.

      4. "Company" shall mean Avnet and all its Subsidiaries.

      5. "Eligible Employees" shall mean any regular full-time employee of Avnet or of any of its Subsidiaries (including any Director who is also such a regular full-time employee), and may include, in appropriate circumstances relating to the granting of Options and Stock Appreciation Rights hereunder, any person who is under consideration for employment by the Company and any person employed by a business which is then to be acquired by Avnet. The term "Eligible
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Employees" shall also include any person employed or retained by Avnet or any of its Subsidiaries to render services as a consultant or advisor other than services in connection with the offer or sale of securities in a capital-raising transaction.

      6. "Fair Market Value" when used with respect to a particular date, shall mean the average of the high and low sale prices (as reported for New York Stock Exchange Composite Transactions) at which shares of the Stock shall have been sold on such date or, if such date is a date for which no trading is so reported, on the next preceding date for which trading is so reported.

      7. "Non-Employee Director" shall mean a Director who is not an Eligible Employee.

      8. "Option" shall mean any option granted or held pursuant to the provisions of this Plan.

      9. "Option Agreement" shall mean the agreement evidencing any Option hereunder, including any addendum thereto relating to Stock Appreciation Rights, which agreement may be in any form prescribed or accepted by the Committee therefor (in the case of an Option Agreement with an Eligible Employee), or in any form prescribed or accepted by the Board of Directors (in the case of an Option Agreement with a Non-Employee Director).

      10. "Optionee" shall mean any person who at the time in question holds any Option which then remains unexercised in whole or in part, has not been surrendered for complete termination and has not expired or terminated, and shall include any Successor Optionee.

      11. "Plan" shall mean this stock option plan.

      12. "Stock" shall, subject to the anti-dilution provisions set forth in
Article VIII hereof, mean the Common Stock of Avnet, as presently constituted.

      13. "Stock Appreciation Right" or "SAR" shall mean any right granted under this Plan which entitles an Optionee to receive (a) shares of Stock having a Fair Market Value at the date of exercise of such SAR, or (b) cash in the amount of such Fair Market Value, or (c) a combination of shares of Stock and cash equal in the aggregate to such Fair Market Value, equivalent to all or part of the difference between the aggregate exercise price of the portion of the related Option which is being surrendered for termination and the Fair Market Value at such date of the shares of Stock for which such SAR is being exercised. An SAR may be granted by the Committee with respect to any Option simultaneously or previously granted under this Plan to an Eligible Employee, and an SAR may be granted by the Board of Directors with respect to any Option simultaneously or previously granted under this Plan to a Non-Employee Director; and, when granted, may be granted by the Committee or the Board of Directors upon such terms and subject to such conditions as the Committee or the Board of Directors may in its discretion prescribe or approve; provided that an SAR shall only be exercisable by the Optionee to whom such SAR was initially granted, shall only be exercisable during the period when Optionee is an Eligible Employee or a Non-Employee Director and shall not be exercisable by a Successor Optionee.


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      14. "Subsidiary" shall mean any corporation 80% of the total combined voting power of all classes of capital stock of which shall at the time in question be owned by Avnet and/or any of its subsidiaries.

      15. "Successor Optionee" shall mean any person whom, under the provisions of Article V hereof, shall have acquired the right to exercise any Option by will or the laws of descent and distribution.

                                  ARTICLE III

                          SHARES RESERVED FOR THE PLAN

      1. Subject to the anti-dilution provisions set forth in Article VIII hereof, the maximum number of shares of Stock which may be delivered by Avnet pursuant to the exercise of Options and/or Stock Appreciation Rights shall be 1,000,000. At no time shall there be outstanding Options for the purchase of more than 1,000,000 shares of Stock (subject to said anti-dilution provisions) less the aggregate of the number of shares of Stock previously delivered pursuant to the exercise of Options and the number of shares of Stock previously covered by Options terminated upon surrender in connection with the exercise of Stock Appreciation Rights.

      2. The shares of Stock subjected to Options and Stock Appreciation Rights may, in the discretion of the Committee and with the consent of the Board of Directors (in the case of Options and Stock Appreciation Rights granted to Eligible Employees), or in the discretion of the Board of Directors (in the case of Options and Stock Appreciation Rights granted to Non-Employee Directors), consist of authorized but unissued shares of Stock and/or shares of Stock held in the treasury of Avnet.

      3. If any Option shall be surrendered and terminated or for any other reason shall terminate or expire, whether in whole or in part (except for terminations in connection with exercises of Stock Appreciation Rights), the shares of Stock covered by such Option immediately prior to such termination or expiration shall thereupon be added to the shares of Stock otherwise available for subjection to Options and Stock Appreciation Rights hereunder.

                                   ARTICLE IV

                           ADMINISTRATION OF THE PLAN

      1. This Plan shall be administered by the Committee with respect to Options and SARs granted to Eligible Employees, and shall be administered by the Board of Directors with respect to Options and SARs granted to Non-Employee Directors. The Committee and the Board of Directors each shall have full power to construe and interpret the Plan in connection with their respective administration of the Plan, and to establish and amend rules and regulations for such respective administration.


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      2. In addition to paragraph 1 of this Article IV (and without limiting the generality thereof), the Committee shall have plenary authority (subject to the provisions of Articles II, III, V and VI hereof) in its discretion to determine the time or times at which Options and/or Stock Appreciation Rights shall be granted to Eligible Employees, the Eligible Employees to whom Options and/or Stock Appreciation Rights shall be granted and the number of shares of Stock to be covered by each such Option and/or Stock Appreciation Right. The granting of Options and/or Stock Appreciation Rights by the Committee shall be entirely discretionary; the terms and conditions (not inconsistent with this Plan) prescribed or approved for any Option Agreement with an Eligible Employee shall similarly be within the discretion of the Committee; and nothing in this Plan shall be deemed to give any Eligible Employee any right to receive Options and/or Stock Appreciation Rights.

      2a. In addition to paragraph 1 of this Article IV (and without limiting the generality thereof), the Board of Directors shall have plenary authority (subject to the provisions of Articles II, III, V and VI hereof) in its discretion to determine the time or times at which Options and/or Stock Appreciation Rights shall be granted to Non-Employee Directors, the Non-Employee Directors to whom Options and/or Stock Appreciation Rights shall be granted and the number of shares of Stock to be covered by each such Option and/or Stock Appreciation Right; provided that the members of the Committee shall abstain from participating in any action taken by the Board of Directors with respect to Options and/or Stock Appreciation Rights granted or to be granted to any such members. "The granting of Options and/or Stock Appreciation Rights by the Board of Directors shall be entirely discretionary; the terms and conditions (not inconsistent with this Plan) prescribed or approved for any Option Agreement with a Non-Employee Director shall similarly be within the discretion of the Board of Directors; and nothing in this Plan shall be deemed to give any Non-Employee Director any right to receive Options and/or Stock Appreciation Rights."

      3. The Committee is also specifically authorized, in the event of a public solicitation, by any person, firm or corporation other than Avnet, of tenders of 50% or more of the then outstanding Stock (known conventionally as a "tender offer"), to accelerate exercisability of any or all Options and any or all of the related Stock Appreciation Rights held by Optionees then employed as an Eligible Employee, so that such Options and Stock Appreciation Rights will immediately become exercisable in full; provided that such accelerated exercisability shall continue in effect only until expiration, termination or withdrawal of such "tender offer," whereupon such Options and related Stock Appreciation Rights will be (and continue thereafter to be) exercisable only to the extent that they would have been exercisable if no such acceleration of exercisability had been authorized.

      3a. The Board of Directors is also specifically authorized, in the event of a tender offer, by any person, firm or corporation other than Avnet, for 50% or more of the then outstanding Stock, to accelerate exercisability of any or all Options and any or all of the related Stock Appreciation Rights held by Optionees then serving as Non-Employee Directors, so that such Options and/or Stock Appreciation Rights will immediately become exercisable in full; provided that such accelerated exercisability shall continue in effect only until expiration, termination or withdrawal of such "tender offer," whereupon such Options and related Stock Appreciation Rights will be (and


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continue thereafter to be) exercisable only to the extent they would have been exercisable if no such acceleration of exercisability had been authorized.

      4. A majority of the members of the Committee (but not less than two) shall constitute a quorum, and all acts, decisions or determinations of the Committee shall be by majority vote of such of its members as shall be present at a meeting duly held at which a quorum is so present. Any act, decision, or determination of the Committee reduced to writing and signed by a majority of its members (but not less than two) shall be fully effective as if it had been made, taken or done by vote of such majority at a meeting duly called and held.

      5. The Committee shall deliver a report to the Board of Directors with reasonable promptness following the taking of any action(s) in the administration of this Plan, which report shall set forth in full the action(s) so taken. The Committee shall also file such other reports and make such other information available as may from time to time be prescribed by the Board of Directors.

                                    ARTICLE V

                        AWARD AND MODIFICATION OF OPTIONS

      1. Options may be granted by the Committee to Eligible Employees, and may be granted by the Board of Directors to Non-Employee Directors, from time to time in their discretion prior to November 19, 2007 or the earlier termination of the Plan as provided in Article IX.

      2. During the period when any Option granted by the Committee to an Eligible Employee is outstanding, the Committee may, for such consideration (if any) as may be deemed adequate by it and with the prior consent of the Optionee, modify the terms of such Option, including the purchase price, with respect to the unexercised portion thereof. During the period when any Option granted by the Board of Directors to a Non-Employee Director is outstanding, the Board of Directors may, for such consideration (if any) as may be deemed adequate by it and with the prior consent of the Optionee, modify the terms of the Option, including the purchase price, with respect to the unexercised portion thereof.

      3. The purchase price per share of Stock upon the exercise of each Option shall be no less than 85% of the Fair Market Value of the Stock at the date of the granting thereof; provided, however, (i) that the purchase price per share of Stock shall in no event be less than the par value per share of the Stock and
(ii) options whose purchase price per share on exercise is less than 100% of the Fair Market Value at the date of the granting thereof may be granted only in lieu of a reasonable amount of cash compensation.

      4. Subject to the specific authority bestowed upon the Committee in
Article IV, paragraph 3 hereof, and to the specific authority bestowed upon the Board of Directors in Article IV, paragraph 3a hereof, (i) no Option shall be exercisable to any extent until the first anniversary of the date of the granting thereof, (ii) thereafter, each Option shall be exercisable with respect to 25% of the total


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number of shares of Stock subject thereto and (iii) upon each succeeding anniversary date of the date of grant, each Option will become exercisable on a cumulative basis with respect to an additional 25% of the shares subject thereto. To the extent that any Option shall have become exercisable as provided in the preceding sentence, such Option may thereafter be exercised by the Optionee in whole at any time or in part from time to time prior to the surrender for termination, expiration or other termination of such Option. Each Option shall expire and cease to be exercisable after the day prior to the tenth anniversary of the date of granting thereof.

      5. The aggregate number of shares of Stock under any Option or Options granted hereunder to any Optionee in any calendar year may not exceed 150,000.

      6. No Option shall be assignable or transferable by an Optionee except in the event of the death of such Optionee, nor shall any Option be exercisable during the lifetime of the Optionee except by such Optionee. Subject to the provisions of paragraph 8 below, in the event of death, while in the employ of the Company or while a Director, of any Optionee to whom an Option was originally granted, such option shall remain exercisable (unless such Option shall sooner be surrendered or expire) for one year after the date of death of such original Optionee, but only (a) by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution, and (b) if and to the extent that such Option shall have been exercisable by such original Optionee at such date of death.

      7. In the event that any Eligible Employee shall cease to be employed by the Company for any reason other than death, disability, retirement or other reasons determined by the Committee in its sole discretion, each outstanding Option theretofore granted to such Eligible Employee shall forthwith upon such cessation of employment terminate and cease to be exercisable. Subject to the provisions of paragraph 8 below, in the event that any Eligible Employee shall cease to be employed by the Company due to disability, retirement or other reasons determined by the Committee in its sole discretion, each outstanding Option theretofore granted to such Eligible Employee shall remain exercisable for three months after the date of such cessation of employment, but may be exercised only (a) by such Eligible Employee or by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution, and (b) if and to the extent that such Option was exercisable by such Eligible Employee at such date of cessation of employment. At the end of the aforesaid three-month period, such Option (unless it shall sooner have been surrendered for termination or have expired) shall terminate and cease to be exercisable.

      7a. In the event that any Non-Employee Director shall cease to be a Director for any reason other than death, disability, the normal expiration of such Non-Employee Director's term as a Director without re-election, or other reasons determined by the Board of Directors in its sole discretion, each outstanding Option theretofore granted to such Non-Employee Director shall forthwith upon such cessation terminate and cease to be exercisable. Subject to the provisions of paragraph 8 below, in the event that any Non-Employee Director shall cease to be a Director due to disability, the normal expiration of such Non-Employee Director's term as a Director without re-election, or other reasons determined by the Board of Directors in its sole discretion, each outstanding Option theretofore granted to such Non-Employee Director shall remain exercisable for


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such period, up to five years after the date on which the Optionee ceases to be a Director, as the Board of Directors shall have fixed in the Option Agreement evidencing such Options, but may be exercised only by such Non-Employee Director or by the person or persons to whom the right to exercise such Option shall have passed by will or the laws of descent and distribution. Such Option shall continue to become exercisable as provided in paragraph 4 of this Article V after the date on which the Optionee ceases to be a Director. At the end of the aforesaid period of up to five years, such Option (unless it shall sooner have been surrendered for termination or have expired) shall terminate and cease to be exercisable.

      8. Notwithstanding the provisions of the second sentence of paragraph 6 and the second sentences of paragraphs 7 and 7a above, (a) no Option shall in any event be exercisable after the day prior to the tenth anniversary of the date of the granting thereof, and (b) any Option for which accelerated exercisability, authorized pursuant to Article IV, paragraph 3 or 3a hereof, was in effect at the date of the original Optionee's death or at the date of termination of the Optionee's employment or membership on the Board of Directors due to disability, retirement, cessation of membership on the Board of Directors or otherwise as may be determined by the Committee or the Board of Directors in its sole discretion, as the case may be, shall be subject to the proviso to
Article IV, paragraph 3 or 3a.

                                   ARTICLE VI

                            STOCK APPRECIATION RIGHTS

      1. Stock Appreciation Rights may be granted to Eligible Employees in the discretion of the Committee and to Non-Employee Directors in the discretion of the Board of Directors, upon such terms and conditions as the Committee or the Board of Directors may prescribe. Each SAR shall be granted in connection with and shall relate to all or part of a specific Option simultaneously or previously granted under the Plan. In the discretion of the Committee or the Board of Directors, an SAR may be granted at any time prior to the exercise, expiration or termination of the Option related thereto, and may be modified at any time the related Option is modified.

      2. Upon exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive (a) shares of Stock having a Fair Market Value at the date of exercise, or (b) cash in the amount of such Fair Market Value, or (c) a combination of shares of Stock and cash equal in the aggregate to such Fair Market Value, equivalent to all or part of the difference between the aggregate exercise price of the portion of the related Option which is being surrendered for termination and the Fair Market Value at such date of the shares of Avnet's Common Stock for which such SAR is being exercised.

      3. Each Stock Appreciation Right granted to an Eligible Employee shall be exercisable on such dates or during such periods as may be determined by the Committee, and each Stock Appreciation Right granted to a Non-Employee Director shall be exercisable on such dates or during such periods as may be determined by the Board of Directors, provided that no SAR shall be exercisable at a time when the Option related thereto could not be exercised nor may it be exercised


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with respect to a number of shares in excess of the number for which such Option could then be exercised.

      4. A Stock Appreciation Right may be exercised only upon surrender by the Optionee, for termination, of the portion of the related Option, which is then exercisable to purchase the number of shares for which the Stock Appreciation Right is being exercised. Shares covered by the terminated Option or portion thereof shall not be available for subjection to other Options under the Plan.

      5. The Committee may impose any other conditions upon the exercise of Stock Appreciation Rights granted to Eligible Employees, and the Board of Directors may impose any other conditions upon the exercise of Stock Appreciation Rights granted to Non-Employee Directors, which conditions may include a condition that any particular SARs or any class of SARs may only be exercised in accordance with rules adopted by the Committee or the Board of Directors, as appropriate, from time to time. Such rules may govern the right to exercise SARs granted prior to the adoption or amendment of such rules as well as SARs granted thereafter.

      6. The Committee or the Board of Directors may at any time amend, terminate or suspend any Stock Appreciation Right theretofore granted by it under this Plan, provided that the terms of any SAR after any amendment shall conform to the provisions of the Plan. Each SAR shall terminate and cease to be exercisable upon the termination (other than a termination required in connection with exercise of the SAR) or expiration of the Option related thereto.

                                   ARTICLE VII

                         ADDITIONAL TERMS AND PROVISIONS

       1. The Committee or the Board of Directors shall, promptly after the granting of any Option or Stock Appreciation Right or the modification of any outstanding Option or SAR, cause such Optionee to be notified of such action and shall cause Avnet to deliver to such Optionee an Option Agreement (which Option Agreement is to be signed on behalf of Avnet by an officer of Avnet with appropriate authorization therefor) evidencing the Option so granted or modified and the terms and conditions thereof and including (when appropriate) an addendum evidencing the SAR so granted or modified and the terms and conditions thereof.

      2. The date on which the Committee or the Board of Directors approves the granting of any Option or Stock Appreciation Right, or approves the modification of any outstanding Option or SAR, shall be deemed the date on which such Option or SAR is granted or modified, regardless of the date on which the Option Agreement evidencing the same is executed.

      3. To the extent that any Option or Stock Appreciation Right shall have become exercisable as provided in Article V or Article VI above, such Option or SAR may be exercised by the Optionee at any time and from time to time by written notice to Avnet stating the number of shares of Stock with respect to which such Option or SAR is being exercised, accompanied (as to


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an Option exercise) by payment in full therefor as prescribed below and (as to an SAR exercise) by an instrument effecting surrender for termination of the relevant portion of the Option related thereto. As soon as practicable after receipt of such notice, Avnet shall, without requiring payment of any transfer or issue tax by the Optionee, deliver to the Optionee, at the principal office of Avnet (or such other place as Avnet may designate), a certificate or certificates representing the shares of Stock acquired upon such exercise; provided, however, that the date for any such delivery may be postponed by Avnet for such period as it may require, in the exercise of reasonable diligence (a) to register the shares of Stock so purchased (together with any part or all of the balance of the shares of Stock which may be delivered pursuant to the exercise of Options and/or Stock Appreciation Rights) under the Securities Act of 1933, as amended, and/or to obtain the opinions of counsel referred to in clauses (B) and (E) of paragraph 7 below, and (b) to comply with the applicable listing requirements of any national securities exchange or with any other requirements of law. If any Optionee shall fail to accept delivery of all or any part of the shares of Stock with respect to which such Option or SAR is being exercised, upon tender thereof, the right of such Optionee to exercise such Option and the related SAR, or to exercise such SAR and the related Option, with respect to such unaccepted shares may, in the discretion of the Committee (in the case of an Option granted to an Eligible Employee) or the Board of Directors (in the case of an Option granted to a Non-Employee Director), be terminated. For purposes of this paragraph 3, payment upon exercise of an Option may be made
(i) by check (certified, if so required by Avnet) in the amount of the aggregate exercise price of the portion of the Option being exercised, or (ii) in the form of certificates representing shares of Stock (duly endorsed or accompanied by appropriate stock powers, in either case with signature guaranteed if so required by Avnet) having a Fair Market Value, at the date of receipt by Avnet of such certificates and the notice above mentioned, equal to or in excess of such aggregate exercise price, or (iii) by a combination of check and certificates for shares of Stock.

      4. Notwithstanding paragraph 3 of this Article VII, upon each exercise of an Option, the Optionee shall pay to Avnet an amount required to be withheld under applicable income tax laws in connection with such exercise. An Optionee whose transactions in Common Stock are subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 (the "Act") may, in the discretion of the Committee and subject to any rules as the Committee may adopt (in the case of an Optionee who was an Eligible Employee on the date of grant), or in the discretion of the Board of Directors and subject to such rules as the Board of Directors may adopt (in the case of an Optionee who was a Non-Employee Director on the date of grant), elect to satisfy such obligation, in whole or in part, by electing to have Avnet withhold shares of Stock having a Fair Market Value equal to the amount required to be so withheld (an "election"). The Fair Market Value of a share of Stock shall be the Fair Market Value on the date that the amount to be withheld is determined (the "Tax Date"). An Optionee shall pay Avnet in cash for any fractional share that would otherwise be required to be withheld. Each election with respect to the exercise of an Option shall be subject to the following restrictions:

            (A) The election must be made on or prior to the Tax Date;

            (B) The election shall be irrevocable;


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            (C) The election is subject to the disapproval of the Committee (in the case of an Optionee who was an Eligible Employee on the date of grant) or the Board of Directors (in the case of an Optionee who was a Non-Employee Director on the date of grant); and

            (D) An election by an Optionee may not be made within six months of the grant of the Option with respect to which such Election is made; provided, however, that this restriction shall not apply in the event that the Optionee shall die or become disabled prior to the expiration of such six-month period.

      5. The Plan shall not confer upon any Optionee any right with respect to continuance of employment by the Company or continuance of membership on the Board of Directors, nor shall it interfere in any way with his or her right, or the Company's right, to terminate his or her employment at any time.

      6. No Optionee shall acquire or have any rights as a shareholder of Avnet by virtue of any Option or any SAR until the certificates representing shares of Stock issued pursuant to the exercise of such Option or SAR are delivered to such Optionee in accordance with the terms of the Plan, but the rights as a shareholder of record as of the date of giving notice of the exercise of such Option or SAR and making delivery to Avnet of the funds, certificates and/or other instruments as provided in paragraph 3 above.

      7. While it is Avnet's present intention to register under the Securities Act of 1933, as amended, the shares of Stock which may be delivered pursuant to the exercise of Options and/or Stock Appreciation Rights granted under the Plan, nevertheless, any provisions in this Plan to the contrary notwithstanding, Avnet shall not be obligated to sell or deliver any shares of Stock pursuant to the exercise of any Option or any SAR unless (A) (i) such shares have at the time of such exercise been registered under the Securities Act of 1933, as amended, (ii) no stop order suspending the effectiveness of such registration statement has been issued and no proceedings therefor have been instituted or threatened under said Act, and (iii) there is available at the time of such exercise a prospectus containing certified financial statements and other information meeting the requirements of Section 10(a)(3) of said Act, or (B) Avnet shall have received from its counsel an opinion that registration of such shares under said Act is not required, (C) such shares are at the same time of such exercise, or upon official notice of issuance will be, listed on each national securities exchange on which the Stock is then listed, (D) the prior approval of such sale has been obtained from any State regulatory body having jurisdiction (but nothing herein contained shall be deemed to require Avnet to register or qualify as a foreign corporation in any State nor, except as to any matter or transaction relating to the sale or delivery of such shares, to consent to service of process in any State), and (E) Avnet shall have received an opinion from its counsel with respect to compliance with the matters set forth in clauses (A), (C), and (D) above.


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                                  ARTICLE VIII

                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      1. In the event that the Stock shall be split up, divided or otherwise reclassified into or exchanged for a greater or lesser number of shares of Stock or into shares of Common Stock and/or any other securities of Avnet by reason of recapitalization, reclassification, stock split or reverse split, combination of shares or other reorganization, the term "Stock" as used herein shall thereafter mean the number and kind of shares or other securities into which the Stock shall have been so split up, divided or otherwise reclassified or for which the Stock shall have been so exchanged; and the remaining number of shares of Stock which may, in the aggregate, thereafter be delivered pursuant to the exercise of Options and/or Stock Appreciation Rights (as specified in paragraph 1 of Article III hereof) and the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Options and/or Stock Appreciation Rights then outstanding shall be correspondingly adjusted. In the event that any dividend payable in shares of Stock is paid to the holders of outstanding shares of Stock, the remaining number of shares of Stock which may, in the aggregate, thereafter be delivered pursuant to the exercise of Options and/or Stock Appreciation Rights (as specified in paragraph 1 of Article III hereof) and the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Options and/or Stock Appreciation Rights then outstanding shall be increased by the percentage which the number of shares of Stock so paid as a dividend bears to the total number of shares of Stock outstanding immediately prior to the payment of such dividend.

      2. In the event that the Stock shall be split up, divided or otherwise reclassified or exchanged as provided in the preceding paragraph, the purchase price per share of Stock upon exercise of outstanding Options shall be correspondingly adjusted.

      3. Anything in this Article VIII to the contrary notwithstanding, in the event that, upon any adjustment made in accordance with paragraph 1 above, the remaining number of shares of Stock which may thereafter be delivered pursuant to the exercise of any Option or Stock Appreciation Right then outstanding shall include a fractional share of Stock, such fractional share of Stock shall be disregarded for all purposes of the Plan and the Optionee holding such Option or SAR shall become entitled neither to purchase the same nor to receive cash or scrip in payment therefor or in lieu thereof.

                                   ARTICLE IX

                      AMENDMENT OR TERMINATION OF THE PLAN

      The Board of Directors may amend the Plan from time to time as the Board may deem advisable and in the best interests of Avnet and may terminate the Plan at any time (except as to Options and Stock Appreciation Rights then outstanding hereunder); provided, however, that unless approved by the affirmative vote of a majority of the votes cast at a meeting of the shareholders of


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Avnet duly called and held for that purpose, no amendment to the Plan shall be adopted which shall (a) affect the composition or functioning of the Committee,
(b) increase the aggregate number of shares of Stock which may be delivered pursuant to the exercise of Options and SARs, (c) decrease the minimum purchase price per share of Stock (in relation to the Fair Market Value thereof at the respective dates of grant) upon the exercise of Options, or (d) extend the ten year maximum period within which an Option is exercisable or to the extent to which an SAR is exercisable, or the termination date of the Plan.


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